Exhibit 99.2

Third Quarter 2020 Earnings Supplemental Three and Nine Months Ended September 30, 2020 www.globalmedicalreit.com NYSE: GMRE

Corporate Information and Analyst Coverage

Executive Team

Jeffrey Busch	Chief Executive Officer, Chairman and President
Alfonzo Leon	Chief Investment Officer
Danica Holley	Chief Operating Officer
Bob Kiernan	Chief Financial Officer
Jamie Barber	General Counsel and Corporate Secretary

Board of Directors

Jeffrey Busch	Chief Executive Officer, Chairman and President
Henry Cole	Lead Independent Director and Compensation Committee Chair
Paula Crowley	Director
Matthew Cypher, Ph.D.	Investment Committee Chair
Zhang Huiqi	Director
Zhang Jingguo	Director
Ronald Marston	Nominating and Corporate Governance Committee Chair
Dr. Roscoe Moore, Jr.	Director
Lori Wittman	Audit Committee Chair

Sell-Side Analyst Coverage

Firm	Name	Email	Phone
Baird	Amanda Sweitzer	asweitzer@rwbaird.com	414.298.1706
B. Riley Securities	Bryan Maher	bmaher@brileyfbr.com	646.885.5423
Berenburg Capital	Connor Siversky	connor.siversky@berenberg-us.com	646.949.9037
Compass Point	Merrill Ross	mross@compasspointllc.com	202.534.1392
D.A. Davidson	Barry Oxford, Jr., CFA	boxford@dadco.com	212.240.9871
Janney	Robert Stevenson	robstevenson@janney.com	616.840.3217
National Securities	Gaurav Mehta	gmehta@yournational.com	212.417.8008
Stifel	Stephen Manaker	manakers@stifel.com	212.271.3716

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Transfer Agent	Investor Relations
2 Bethesda Metro Center, Suite 440	New York Stock Exchange	American Stock Transfer & Trust Company	Evelyn Infurna - Evelyn.Infurna@icrinc.com; 203.682.8265
Bethesda, MD 20814	**Ticker:** GMRE	800.937.5449	

3Q-2020 Earnings Supplemental

2

Select Quarterly Financial Data

(unaudited, and in thousands, except per share and unit amounts)

As of Period End (unless otherwise specified)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Market capitalization (common and OP)	$ 676,971	$ 546,219	$ 475,346	$ 621,135	$ 449,536
Market price per share - common	$ 13.50	$ 11.33	$ 10.12	$ 13.23	$ 11.40
Common shares and OP units outstanding	50,146	48,210	46,971	46,949	39,433
Preferred equity	$ 74,959	$ 74,959	$ 74,959	$ 74,959	$ 74,959
Common equity	$ 359,568	$ 352,962	$ 340,642	$ 355,311	$ 266,029
Noncontrolling interest	$ 14,680	$ 14,788	$ 23,189	$ 30,083	$ 30,455
Total stockholders' equity	$ 449,207	$ 442,709	$ 438,790	$ 460,353	$ 371,443
Investment in real estate, gross	$ 1,061,380	$ 996,876	$ 974,688	$ 905,529	$ 830,446
Borrowings:					
Credit Facility - revolver, gross	$ 108,200	$ 119,200	$ 129,450	$ 51,350	$ 67,225
Credit Facility - term loan, gross	$ 350,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000
Notes payable, gross	$ 65,958	$ 51,278	$ 39,282	$ 39,317	$ 39,352
Weighted average interest rate for quarter	3.32%	3.38%	3.81%	3.87%	4.21%
Debt Covenants:					
Leverage ratio (as defined in Credit Facility)	49.6%	47.0%	47.7%	43.0%	48.8%
Fixed charge coverage ratio for quarter (1.50x minimum allowed)	2.66	2.51	2.38	2.22	2.09

Three Months Ended	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Rental revenue	$ 25,055	$ 22,036	$ 21,533	$ 20,385	$ 18,117
Interest expense	$ 4,864	$ 4,375	$ 4,378	$ 4,765	$ 4,549
Management fees - related party	$ -	$ 2,021	$ 2,002	$ 1,727	$ 1,621
G&A expenses	$ 4,027	$ 1,643	$ 1,839	$ 1,608	$ 1,681
Depreciation and amortization expenses	$ 9,517	$ 8,941	$ 7,757	$ 7,397	$ 6,506
Operating expenses	$ 3,619	$ 2,336	$ 2,303	$ 2,132	$ 1,362
Management internalization expense	$ 12,580	$ 920	$ 504	$ -	$ -
Total expenses	$ 34,677	$ 20,383	$ 18,832	$ 17,677	$ 15,887
Net (loss) income attributable to common stockholders	$ (10,268)	$ 204	$ 1,255	$ 1,212	$ 770
Net (loss) income per share	$ (0.22)	$ -	$ 0.03	$ 0.03	$ 0.02
Wtd. avg. basic and diluted common shares (GAAP)	46,908	45,404	44,182	37,876	35,512
FFO*	$ (1,518)	$ 9,158	$ 9,119	$ 8,717	$ 7,359
FFO per share and unit*	$ (0.03)	$ 0.19	$ 0.19	$ 0.21	$ 0.19
AFFO*	$ 11,649	$ 10,339	$ 9,599	$ 8,675	$ 7,498
AFFO per share and unit*	$ 0.23	$ 0.21	$ 0.20	$ 0.21	$ 0.19
Wtd. avg. common shares, OP and LTIP units	50,233	48,515	47,874	41,794	39,449

3Q-2020 Earnings Supplemental * See Page 8 for a reconciliation of non-GAAP financial measures for Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO).

3

Third Quarter Highlights 4 3Q - 2020| Earnings Supplemental OPERATING AND CURRENT HIGHLIGHTS • Increased total revenue by 37.9% period - over - period to $25.1 million, primarily driven by our acquisition activity as well as sa me - store portfolio contractual rent increases. • Completed our management internalization transaction for a purchase price of $18.1 million, subject to working capital adjust men ts. • Net loss attributable to common stockholders was $(10.3) million, or $(0.22) per diluted share, which includes $12.1 million, or $0.26 per diluted share, of one - time expense related to the management internalization, representing the portion of the consideration attributed to the settlement of a preexisting contractual relationship. • Funds from Operations (“FFO”) of $(0.03) per share and unit, compared to $0.19 per share and unit in the comparable prior yea r p eriod. • Adjusted Funds from Operations (“AFFO”) of $0.23 per share and unit, as compared to $0.19 per share and unit in the comparabl e p rior year period. COMMON AND PREFERRED DIVIDENDS • On September 3, 2020, the Board of Directors declared: • $0.20 per share cash dividend to common stockholders of record as of September 24, 2020, which was paid on October 8, 2020. • $0.46875 per share cash dividend to holders of record as of October 15, 2020 of its Series A Preferred Stock, which was paid on October 31, 2020. ACQUISITION ACTIVITY • Completed five acquisitions encompassing 242,290 leasable square feet for an aggregate purchase price of $59.8 million at a w eig hted average 7.0% cap rate. • After quarter end, we completed two acquisitions encompassing 76 , 342 leasable square feet for an aggregate purchase price of $ 24 . 5 million at a weighted average 7 . 2 % cap rate . CAPITAL MARKETS AND DEBT ACTIVITY • During the quarter, we issued 1.9 million shares of our common stock through our at - the - market (“ATM”) program, generating gross proceeds of $25.1 million at an average offering price of $12.98 per share. • On July 24 th we increased credit facility capacity by $100 million and added new lenders through a partial exercise of our credit facility ’s accordion feature. Upon exercise of this accordion, the credit facility consisted of a $250 million capacity revolver and a $350 million term loan, w ith a $50 million accordion remaining. No other terms of the credit facility were changed in connection with the accordion exercise. • Entered into a $50 million interest rate swap with a maturity of August 8, 2023, which effectively fixed the LIBOR component on the corresponding term loan balance at 0.158%. This interest rate swap, combined with our previous interest rate swaps, effectively fix the LIBOR component of the e nti re term loan balance on a weighted average basis at 1.91%. COVID - 19 UPDATE • Aside from previously agreed rent deferrals, we collected 100% of base rent due for the third quarter. • We collected $0.6 million of previously deferred rent, reducing outstanding rent deferrals from $1.1 million to $0.5 million as of September 30, 2020. • Because the extent of the impact of COVID - 19 on our tenants will depend on future developments, there can be no assurance that o ur tenants will be able to continue to meet the requirements of these agreements, or that these tenants, or other tenants, may not seek additional relief in the fut ure . THIRD QUARTER 2020 AND SUBSEQUENT PERIOD HIGHLIGHTS

GLOBAL MEDICAL REIT

Condensed Consolidated Statements of Operations

(unaudited, and in thousands, except per share amounts)

	Three Months Ended				
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Revenue					
Rental revenue	$ 25,055	$ 22,036	$ 21,533	$ 20,385	$ 18,117
Other income	42	19	116	67	78
Total revenue	**25,097**	**22,055**	**21,649**	**20,452**	**18,195**
Expenses					
General and administrative	4,027	1,643	1,839	1,608	1,681
Operating expenses	3,619	2,336	2,303	2,132	1,362
Management fees – related party	-	2,021	2,002	1,727	1,621
Depreciation expense	6,954	6,593	5,836	5,585	5,006
Amortization expense	2,563	2,348	1,921	1,812	1,500
Interest expense	4,864	4,375	4,378	4,765	4,549
Management internalization expense	12,580	920	504	-	-
Preacquisition expense	70	147	49	48	168
Total expenses	**34,677**	**20,383**	**18,832**	**17,677**	**15,887**
Net (loss) income	$ (9,580)	$ 1,672	$ 2,817	$ 2,775	$ 2,308
Less: Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Less: Net loss (income) attributable to noncontrolling interest	767	(13)	(107)	(108)	(83)
Net (loss) income attributable to common stockholders	**$ (10,268)**	**$ 204**	**$ 1,255**	**$ 1,212**	**$ 770**
Net (loss) income attributable to common stockholders per share - basic and diluted	$ (0.22)	$ 0.00	$ 0.03	$ 0.03	$ 0.02
Weighted average shares outstanding – basic and diluted	46,908	45,404	44,182	37,876	35,512

3Q-2020 Earnings Supplemental

5

GLOBAL MEDICAL REIT

Condensed Consolidated Balance Sheets

(unaudited, and in thousands, except par values)

	As of September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Assets					
Investment in real estate:					
Land	$ 116,123	$ 104,316	$ 101,715	$ 95,381	$ 86,878
Building	793,559	755,807	745,649	693,533	637,505
Site improvements	13,268	11,593	11,303	9,912	9,100
Tenant improvements	46,965	41,891	37,044	33,909	31,465
Acquired lease intangible assets	91,465	83,269	78,977	72,794	65,498
	1,061,380	996,876	974,688	905,529	830,446
Less: accumulated depreciation and amortization	(83,893)	(73,979)	(64,635)	(56,503)	(48,731)
Investment in real estate, net	977,487	922,897	910,053	849,026	781,715
Cash and cash equivalents	2,052	8,392	11,340	2,765	2,815
Restricted cash	5,210	4,945	5,536	4,420	3,011
Tenant receivables	6,702	5,888	5,708	4,957	4,167
Due from related parties	121	124	70	50	75
Escrow deposits	3,792	3,301	3,589	3,417	2,865
Deferred assets	18,928	17,433	16,141	14,512	13,307
Derivative asset	-	-	-	2,194	-
Goodwill	5,903	-	-	-	-
Other assets	5,356	3,587	3,731	3,593	4,363
Total assets	$ 1,025,551	$ 966,567	$ 956,168	$ 884,934	$ 812,318
Liabilities and Equity					
Liabilities:					
Credit Facility, net	$ 454,325	$ 415,850	$ 425,843	$ 347,518	$ 363,242
Notes payable, net	65,060	50,610	38,648	38,650	38,651
Accounts payable and accrued expenses	8,329	8,836	7,144	5,069	5,501
Dividends payable	11,843	11,281	10,949	11,091	9,470
Security deposits and other	5,571	5,814	6,546	6,351	6,362
Due to related party	-	1,957	1,948	1,648	1,584
Derivative liability	19,505	21,495	20,461	8,685	10,399
Other liability	3,090	2,417	2,414	2,405	2,379
Acquired lease intangible liability, net	8,621	5,598	3,425	3,164	3,287
Total liabilities	576,344	523,858	517,378	424,581	440,875
Equity:					
Preferred stock ($77,625 liquidation preference)	74,959	74,959	74,959	74,959	74,959
Common stock	48	46	44	44	36
Additional paid-in capital	487,114	462,607	440,220	433,330	340,435
Accumulated deficit	(107,943)	(88,037)	(78,990)	(71,389)	(63,846)
Accumulated other comprehensive loss	(19,651)	(21,654)	(20,632)	(6,674)	(10,596)
Total Global Medical REIT Inc. stockholders' equity	434,527	427,921	415,601	430,270	340,988
Noncontrolling interest	14,680	14,788	23,189	30,083	30,455
Total equity	449,207	442,709	438,790	460,353	371,443
Total liabilities and equity	$ 1,025,551	$ 966,567	$ 956,168	$ 884,934	$ 812,318

3Q-2020 Earnings Supplemental

6

Condensed Consolidated Statements of Cash Flows 7 (unaudited, and in thousands) Nine Months Ended September 30, 2020 2019 Operating activities Net (loss) income $ (5,091) 6,813 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation expense 19,383 13,481 Amortization of acquired lease intangible assets 6,813 3,757 Amortization of above market leases, net 472 634 Amortization of debt issuance costs and other 1,030 1,000 Stock - based compensation expense 3,391 2,493 Capitalized preacquisition costs charged to expense 167 162 Reserve for uncollectible receivables 727 — Other 45 82 Changes in operating assets and liabilities: Tenant receivables (2,472) (1,232) Deferred assets (4,416) (3,955) Other assets (322) (154) Accounts payable and accrued expenses 1,169 911 Security deposits and other (780) 2,210 Accrued management fees due to related party (1,727) 479 Net cash provided by operating activities 18,389 26,681 Investing activities Purchase of land, buildings, and other tangible and intangible assets and liabilities (136,813) (181,440) Internalization – cash paid for the acquisition of Former Advisor, net of cash acquired of $559* (5,093) — Escrow deposits for purchase of properties 700 (897) Loan repayments from related parties 10 — Capital expenditures on existing real estate investments (416) (337) Net cash used in investing activities (141,612) (182,674) Financing activities Net proceeds received from common equity offerings 38,137 96,799 Escrow deposits required by third party lenders (1,034) (216) Proceeds from note payable 14,800 — Repayment of notes payable (233) (101) Proceeds from Credit Facility 158,400 164,450 Repayment of Credit Facility (51,550) (77,500) Payment of debt issuance costs (1,266) (924) Dividends paid to common stockholders, and OP Unit and LTIP Unit holders (29,588) (21,167) Dividends paid to preferred stockholders (4,366) (4,365) Net cash provided by financing activities 123,300 156,976 Net increase in cash and cash equivalents and restricted cash 77 983 Cash and cash equivalents and restricted cash — beginning of period 7,185 4,843 Cash and cash equivalents and restricted cash — end of period $ 7,262 $ 5,826 3Q - 2020| Earnings Supplemental *Amount is after consideration of the settlement of preexisting contractual relationship of $12 ,094.

GLOBAL MEDICAL REIT

Reconciliation of Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

Non-GAAP Financial Measures

(unaudited, and in thousands, except per share and unit amounts)

FFO and AFFO are non-GAAP financial measures within the meaning of the rules of the SEC. The Company considers FFO and AFFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. In accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP units and LTIP units, excluding gains (or losses) from sales of property and extraordinary items, less preferred stock dividends, plus real estate-related depreciation and amortization (excluding amortization of debt issuance costs and the amortization of above-market lease), and after adjustments for unconsolidated partnerships and joint ventures. Because FFO excludes real estate-related depreciation and amortization (other than amortization of debt issuance costs and above and below market lease amortization expense), the Company believes that FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss.

AFFO is a non-GAAP measure used by many investors and analysts to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations. Management calculates AFFO by modifying the NAREIT computation of FFO by adjusting it for certain cash and non-cash items and certain recurring and non-recurring items. For the Company these items include: (a) recurring acquisition and disposition costs, (b) loss on the extinguishment of debt, (c) recurring straight line deferred rental revenue, (d) recurring stock-based compensation expense, (e) recurring amortization of above and below market leases, (f) recurring amortization of debt issuance costs, (g) recurring lease commissions, (h) management internalization costs (including a one-time expense related to the settlement of a preexisting contractual relationship) and (i) other items.

Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company's FFO and AFFO computations may not be comparable to FFO and AFFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, that interpret the NAREIT definition differently than the Company does, or that compute FFO and AFFO in a different manner.

	Three Months Ended				
	September 30, 2020	June 30, 2020	March 31, 2020	December 30, 2019	September 30, 2019
Net (loss) income	$ (9,580)	$ 1,672	$ 2,817	$ 2,775	$ 2,308
Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Depreciation and amortization expense	9,517	8,941	7,757	7,397	6,506
FFO	$ **(1,518)**	$ **9,158**	$ **9,119**	$ **8,717**	$ **7,359**
Internalization expense – settlement of a preexisting contractual relationship	12,094	-	-	-	-
Internalization expense - other transaction costs	486	920	504	-	-
Amortization of above market leases, net	69	157	247	247	229
Straight line deferred rental revenue	(1,520)	(1,259)	(1,557)	(1,492)	(1,476)
Stock-based compensation expense	1,572	897	922	843	868
Amortization of debt issuance costs and other	396	319	315	312	350
Preacquisition expense	70	147	49	48	168
AFFO	$ **11,649**	$ **10,339**	$ **9,599**	$ **8,675**	$ **7,498**
Net (loss) income attributed to common stockholders basic and diluted	$ (0.22)	$ 0.00	$ 0.03	$ 0.03	$ 0.02
FFO per share and unit	$ (0.03)	$ 0.19	$ 0.19	$ 0.21	$ 0.19
AFFO per share and unit	$ 0.23	$ 0.21	$ 0.20	$ 0.21	$ 0.19
Weighted Average Common Shares, OP and LTIP Units:					
Common shares	46,908	45,404	44,182	37,876	35,512
OP units	1,958	2,023	2,772	3,143	3,143
LTIP units	1,367	1,088	920	775	794
Total Weighted Average Shares and Units	**50,233**	**48,515**	**47,874**	**41,794**	**39,449**

3Q-2020 Earnings Supplemental

8

GLOBAL MEDICAL REIT

Capitalization and Dividend Summary

(unaudited, and in thousands, except per share data)

Capitalization - As of September 30, 2020	Shares/Units	Share Price	Total
Common Equity			
Common Shares	48,188	$13.50	$650,538
OP Units	1,958		26,433 (2)
Total Common Shares and OP Units	50,146		**$676,971**
Preferred			
Series A Cumulative Redeemable Preferred Stock (1)	3,105		**$74,959**
Debt			
Credit Facility, gross			$458,200
Notes Payable, gross			65,958
Total Debt			**$524,158**
Total Capitalization			**$1,276,088**

(1) The Company may redeem the Series A Preferred Stock for cash in whole or in part, on or after September 15, 2022 at a cash redemption price of $25.00 per share, plus any accrued and unpaid dividends.
(2) Calculated using closing common share price at September 30, 2020.

Preferred Dividends

Date Announced	Record Date	Payment Date	Dividend Amount	Dividends per Share
December 13, 2019	January 15, 2020	January 31, 2020	$ 1,455	$ 0.46875
March 4, 2020	April 15, 2020	April 30, 2020	$ 1,455	$ 0.46875
June 12, 2020	July 15, 2020	July 31, 2020	$ 1,455	$ 0.46875
September 3, 2020	October 15, 2020	October 31, 2020	$ 1,455	$ 0.46875

Common Dividends

Date Announced	Record Date	Payment Date	Dividend Amount	Dividends per Share
December 13, 2019	December 26, 2019	January 9, 2020	$ 9,541	$ 0.20
March 4, 2020	March 25, 2020	April 19, 2020	$ 9,610	$ 0.20
June 12, 2020	June 25, 2020	July 9, 2020	$ 9,861	$ 0.20
September 3, 2020	September 24, 2020	October 8, 2020	$ 10,357	$ 0.20

3Q-2020 Earnings Supplemental

9

GLOBAL MEDICAL REIT

Acquisitions

2020 Completed Acquisitions

Since January 1, 2020, the Company completed 12 acquisitions, encompassing an aggregate 760,081 leasable square feet for a total purchase price of $171.2 million with annualized base rent of $13.6 million at a weighted average cap rate of 8.0%

Date	Property	City, State	Leasable Square Feet	Purchase Price[1] (in thousands)	Annualized Base Rent[2] (in thousands)	Capitalization Rate[3]
2/13/2020	Wake Forest Baptist Health – High Point	High Point, NC	97,811	$ 24,750	$ 1,869	7.6%
2/27/2020	Medical Associates	Clinton, IA	115,142	11,350	1,282	11.3%
3/4/2020	Ascension St. Mary's Hospital	West Allis, WI	33,670	9,025	664	7.4%
3/20/2020	Grand Rapids Ophthalmology	Grand Rapids, MI	95,108	22,500	2,100	9.3%
	First Quarter Total		**341,731**	**$ 67,625**	**$ 5,915**	**8.7%**
4/27/2020	Dumfries Health Center	Dumfries, VA	99,718	19,250	1,743	9.1%
	Second Quarter Total		**99,718**	**$ 19,250**	**$ 1,743**	**9.1%**
7/16/2020	MercyOne Hospital	Centerville, IA	15,748	5,000	351	7.0%
7/17/2020	Spectrum (Team Health)	Fairfax, VA	73,653	17,625	1,265	7.2%
7/31/2020	Franklin Square Center	Rosedale, MD	96,564	22,500	1,549	6.9%
9/18/2020	Biomat USA Plasma Center - Lancaster	Lancaster, TX	10,800	6,250	439	7.0%
9/30/2020	Wake Forest Baptist Health - Winston Salem	Winston Salem, NC	45,525	8,450	592	7.0%
	Third Quarter Total		**242,290**	**$ 59,825**	**$ 4,196**	**7.0%**
10/20/2020	DaVita Portfolio	Jackson, TN & Decatur, GA	36,092	10,775	755	7.0%
10/27/2020	Prevea Portfolio	Sheboygan & Plymouth, WI	40,250	13,700	1,016	7.4%
	Fourth Quarter To-Date Total		**76,342**	**$ 24,475**	**$ 1,771**	**7.2%**
	Year To-Date 2020 Total/Weighted Average		**760,081**	**$ 171,175**	**$ 13,625**	**8.0%**

(1) Represents contractual purchase price.

(2) September 2020 base rent or month of acquisition base rent multiplied by 12 (or actual NOI for where more reflective of property performance).

(3) Capitalization rates are calculated based on current lease terms and do not give effect to future recent escalations.

Acquisitions Under Contract

We have eight properties under contract for an aggregate purchase price of $72 million. We are currently in the due diligence period for our properties under contract. If we identify problems with any of these properties or the operators of any properties during our due diligence review, we may not close the transactions on a timely basis or we may terminate the purchase agreements and not close the transactions.

3Q-2020| Earnings Supplemental 10

Portfolio Update 11 Total Buildings 122 Total Leasable Square Feet 3,465,312 Total Tenants 103 Leased Occupancy 99.0% Total Annualized Base Rent (in thousands) $81,880 Portfolio Rent Coverage* 4.6x Weighted Average Cap Rate 7.9% Weighted Average Lease Term (years) 7.8 Weighted Average Rent Escalations 2.1% (as of September 30, 2020 unless otherwise stated) 3Q - 2020| Earnings Supplemental *See page 18 for footnotes $94.1 $124.8 $206.9 $314.8 $355.4 $422.3 $471.5 $537.3 $602.0 $613.0 $647.6 $668.9 $763.6 $830.4 $905.5 $974.7 $996.9 $1,061.4 $0 $200 $400 $600 $800 $1,000 $1,200 IPO Q3-2016 Q4-2016 1Q-2017 2Q-2017 3Q-2017 4Q2017 1Q-2018 2Q-2018 3Q-2018 4Q-2018 1Q-2019 2Q-2019 3Q-2019 4Q-2019 1Q-2020 2Q-2020 3Q-2020 Gross Portfolio Growth Since IPO - (In Millions) Gross Real Estate Assets Gross Real Estate Investments During Quarter

Portfolio Update (continued) 12 3Q - 2020| Earnings Supplemental Top 10 Tenants % of Annualized Base Rent (1) (1) Monthly base rent as of September 30, 2020 multiplied by 12 8.9% 6.7% 6.2% 4.5% 3.7% 3.6% 3.4% 3.2% 3.0% 2.9% Encompass Memorial Health Kindred Health OCOM TeamHealth Trinity Health Carrus Hospital Steward Health Wake Forest Pipeline Health 59.3% 22.7% 7.9% 3.2% 2.9% 2.9% 1.1% MOB Total 59.3% MOB 33.9% MOB/ASC 18.3% MOB/Imaging/ER 7.1% IRF 22.7% Surgical Hospital 7.9% Office 3.2% Acute Hospital 2.9% LTACH 2.9% FSED 1.1% Texas 19.7% Ohio 9.0% Pennsylvania 7.7% Arizona 7.3% Oklahoma 6.8% Florida 5.5% Illinois 5.2% Michigan 5.1% Virginia 3.7% North Carolina 3.3% Other 26.7% 19.7% 9.0% 7.7% 7.3% 6.9% 5.5% 5.2% 5.1% 3.7% 3.3% 26.7% Top 10 States % of Annualized Base Rent (1) Asset Types % of Annualized Base Rent (1) (as of September 30, 2020)

GLOBAL MEDICAL REIT

Operating Metrics

(as of September 30, 2020 unless otherwise stated)

Lease Expiration Schedule

($ in thousands)

Year	Number of Leases	Leasable Square Feet	% of Total Leasable SF		ABR	% of Total ABR
2020	-	-	-	$	-	-
2021	11	174,917	5.0%		4,197	5.1%
2022	15	70,083	2.0%		1,306	1.6%
2023	16	254,292	7.3%		6,213	7.6%
2024	32	622,158	18.0%		13,329	16.3%
2025	6	196,038	5.7%		5,383	6.6%
2026	18	342,717	9.9%		5,387	6.6%
2027	15	341,948	9.9%		10,337	12.6%
2028	4	66,952	1.9%		1,591	1.9%
2029	13	263,939	7.6%		7,519	9.2%
2030+	42	1,097,500	31.7%		26,618	32.5%
Total Leased	**172**	**3,430,544**	**99.0%**	**$**	**81,880**	**100.0%**
Current Vacancy		34,768	1.0%			
Total Leasable		**3,465,312**	**100.0%**			

Tenant Affiliation or Property Location Category	% of ABR
(A) On Campus or Adjacent	21%
(B) Health System Affiliated	54%
(C) On Campus or Affiliated	**61%**
(D) Rehab Hospital /LTACH	25%
(E) Retail Center	22%
(F) Medical Office Park	25%
(G) National Surgical Operator	13%
(A), (B), (D), (E), (F) or (G)	**95%**

Tenant Credit Strength By Asset Type Category	% of ABR	Rent Coverage Ratio*
Inpatient Rehab Facility (IRF)	20.92%	3.32x
Surgical Hospital (SH)	7.95%	4.96x
Acute Care Hospital	2.87%	-2.17x
Long-term Acute Care Hospital (LTACH)	2.86%	2.64x
TOTAL/WEIGHTED AVERAGE	**34.59%**	**3.18x**
Medical Office Building (MOB)	17.78%	6.50x
MOB/Ambulatory Surgery Center (ASC)	17.91%	5.30x
TOTAL/WEIGHTED AVERAGE	**35.69%**	**5.90x**
All Tenants Calculated for Rent Coverage	**70.28%**	**4.56x**
Large/Credit Tenants Not Calculated	26.29%	N/A
Other Tenants Not Available	3.43%	N/A

*See page 18 for footnotes

3Q-2020 Earnings Supplemental

13

Top 10 Tenant Profiles 14 3Q - 2020| Earnings Supplemental Encompass Health (Ba 3 ) (NYSE : EHC), headquartered in Birmingham, AL is a national leader in integrated healthcare services offering both facility - based and home - based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies . With a national footprint that spans 136 hospitals and 328 home health & hospice locations in 39 states and Puerto Rico, Encompass Health is committed to delivering high - quality, cost - effective care across the healthcare continuum . Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For, as well as Modern Healthcare's Best Places to Work . Marietta Memorial Health System (MMH), (BB - ) is headquartered in Marietta, OH, and is the largest health system in the Parkersburg - Marietta - Vienna MSA . The largest employer in Washington County, MMH comprises (i) two hospitals, Marietta Memorial Hospital ( 205 - bed) and Selby General Hospital ( 35 - bed) critical access hospital ; (ii) the Belpre Campus ; (iii) ten clinic outpatient service sites ; and (iv) five imaging locations and has over 2 , 500 employees and 211 accredited physicians . In August 2020 , a critical access hospital, Sistersville General Hospital, joined Memorial Health System . Kindred Healthcare, LLC is a healthcare services company based in Louisville, KY with annual revenues of approximately $ 3 . 1 billion . At June 30 , 2020 , Kindred through its subsidiaries had approximately 32 , 000 employees providing healthcare services in 1 , 731 locations in 46 states, including 64 long - term acute care hospitals, 22 inpatient rehabilitation hospitals, 10 sub - acute units, 94 inpatient rehabilitation units (hospital - based), contract rehabilitation service businesses which served 1 , 541 non - affiliated sites of service, and behavioral health services . Kindred is ranked as one of Fortune magazine’s Most Admired Healthcare Companies for nine years . Oklahoma Center for Orthopedic & Multi - Specialty Surgery, LLC (OCOM) is based Oklahoma City, OK and affiliated with USPI and INTEGRIS, and is a leading hospital for orthopedic specialists . OCOM operates a surgical hospital with six operating rooms, nine treatment rooms and a physical therapy department, an ancillary surgery center, and multiple imaging centers in throughout Oklahoma City . TeamHealth Holdings is one of the largest providers of physician outsourcing in the United States, with a network of affiliated physicians and advanced practice clinicians across more than 3 , 100 civilian and military hospitals, clinics and physician groups in 47 states . Blackstone acquired TeamHealth for $ 6 . 1 billion in 2017 . Spectrum Healthcare Resources is a division of TeamHealth dedicated to providing permanent, civilian - contracted medical professionals exclusively to U . S . military treatment facilities (MTFs), VA clinics and other Federal agencies through program development and healthcare services delivery . Trinity Health is one of the largest multi - institutional Catholic health care delivery systems in the nation, rated Aa 3 by Moody’s, serving diverse communities that include more than 30 million people across 22 states . Trinity Health includes 92 hospitals, as well as 106 continuing care locations that include PACE programs, senior living facilities, and home care and hospice services . Based in Livonia, Michigan, Trinity Health employs about 125 , 000 colleagues, including 7 , 500 employed physicians and clinicians . Carrus Hospital is located in Sherman, TX and provides acute rehabilitative care and long term acute care . Accredited with The Joint Commission’s Gold Seal of Approval, Carrus Hospital serves Sherman, Durant, Denison, Gainesville, Denton, McKinney, Plano, Bonham, Lewisville, Carrollton, Fort Worth, Dallas, Oklahoma City and beyond . Steward Health Care is the largest physician - owned, private, for - profit health care network in the U . S . – attending to 2 . 2 million people during more than 12 million physician and hospital visits annually . Headquartered in Dallas, Steward's integrated health care model employs 42 , 000 people at 35 hospitals and hundreds of urgent care, skilled nursing, and primary and specialty care medical practice locations across 11 states and the country of Malta, serving over 800 communities . Wake Forest Baptist Health (A 2 ) is a regional health system that includes five community hospitals and 300 + primary and specialty clinics serving residents of 24 counties in North Carolina and Virginia . In early October 2020 , Wake Forest Baptist Health, including Wake Forest School of Medicine, officially completed its combination with the Charlotte - based Atrium Health (Aa 3 ) . The new Atrium Health enterprise, an academic health system, services more than 7 million people at 42 hospitals and more than 1 , 500 care locations across the region with over 70 , 000 teammates and educates over 3 , 500 students in more than 100 specialized programs . The immediate direct and indirect annual economic and employment impact from the combined enterprise exceeds $ 32 billion and 180 , 000 jobs . Pipeline Health is a privately - held, community - based hospital ownership and management company based in Los Angeles . The principals of Pipeline Health have more than 250 years of collective experience in clinical medicine, finance, hospital operations and acquisitions . Pipeline’s growing business, through its affiliates, includes : Emergent Medical Associates, a leading provider of ER serving 20 + hospital sites and 900 , 000 patients annually ; Integrated Anesthesia Medical Group, with 100 providers performing 15 , 000 procedures annually ; Avanti Hospitals, a Los Angeles health system with four hospitals, 400 + beds and 55 , 000 ER visits annually ; Cloudbreak, a telemedicine company with 75 , 000 monthly encounters in 700 hospitals ; Pacific Healthworks, a physician practice management company ; and Benchmark Hospitalists ; four community hospitals in Chicago and Dallas .

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of September 30, 2020, see page 18 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent (1) ($ in 000's)	Annualized Rent Per Square Foot (1)	Tenant/Guarantor (2)
Select Medical Hospital	Omaha, NE	1	LTACH	41,113	2.8	$1,926	$46.85	Select Specialty Hospital – Omaha, Inc./Select Medical Corporation
Orthopedic Surgery Center of Asheville	Asheville, NC	1	ASC	8,840	1.4	$260	$29.37	Orthopedic Surgery Center of Ashville/Surgery Partners
Associates in Ophthalmology	West Mifflin, PA	1	MOB/ASC	27,193	10.0	$815	$29.98	Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd.
Gastro One	Memphis, TN	6	MOB/ASC	52,266	7.2	$1,369	$26.20	Gastroenterology Center of the MidSouth
Star Medical Center (3)	Plano, TX	1	Surgical Hospital	24,000	15.3	$1,376	$57.34	Star Medical Center/Lumin Health
Surgical Institute of Michigan	Detroit, MI	1	MOB/ASC	15,018	5.5	$419	$27.93	Surgical Institute of Michigan/Surgical Management Professionals
Marina Towers	Melbourne, FL	1	MOB/Img	75,899	5.5	$98	$1.29	Marina Towers, LLC/First Choice Healthcare Solutions, Inc.
Berks Physicians & Surgeons	Wyomissing, PA	1	MOB	17,000	5.8	$477	$28.05	Berks Eye Physicians & Surgeons
Berks Eye Surgery Center	Wyomissing, PA	1	ASC	6,500	5.8	$255	$39.26	Berkshire Eye
East Orange General Hospital	East Orange, NJ	1	MOB	60,442	6.0	$1,002	$16.58	Prospect Medical Holdings, Inc.
Brown Clinic	Watertown, SD	3	MOB/Img	48,132	11.0	$750	$15.59	Brown Clinic
Northern Ohio Medical Specialists	Sandusky, OH	8	MOB	55,760	7.1	$907	$16.27	Northern Ohio Medical Specialists
Carson Medical Group Clinic	Carson City, NV	2	MOB	20,632	3.1	$376	$18.22	Carson Medical Group
Piedmont Healthcare	Ellijay, GA	3	MOB	44,162	5.7	$398	$9.01	Piedmont Mountainside Hospital, Inc.
Encompass Altoona	Altoona, PA	1	IRF	70,007	0.6	$1,782	$25.46	Encompass
Encompass Mechanicsburg	Mechanicsburg, PA	1	IRF	78,836	0.6	$2,001	$25.38	Encompass
Encompass Mesa	Mesa, AZ	1	IRF	51,903	4.1	$1,869	$36.01	Encompass
Geisinger Specialty Care	Lewisburg, PA	1	MOB/Img	28,480	2.6	$566	$19.87	Geisinger Health
Southwest Florida Neurological & Rehab	Cape Coral, FL	1	MOB	25,814	6.3	$561	$21.75	Southwest Florida Neurosurgical Associates
Las Cruces Orthopedic	Las Cruces, NM	1	MOB	15,761	0.0	$0	$0.00	Las Cruces Orthopedic Associates
Thumb Butte Medical Center	Prescott, AZ	1	MOB	12,000	6.4	$393	$32.78	Thumb Butte Medical Center/Physician Guaranty
Southlake Heart & Vascular Institute	Clermont, FL	1	MOB	18,152	2.1	$387	$21.33	Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida
Oklahoma Center for Orthopedic & Multi-Specialty Surgery	Oklahoma City, OK	3	Surgical Hospital/ Physical Therapy/ASC	97,406	12.6	$3,690	$37.88	OCOM/INTEGRIS; USPI; physician guaranty
Unity Family Medicine	Brockport, NY	1	MOB	29,497	10.2	$621	$21.04	Unity Hospital of Rochester
Lonestar Endoscopy	Flower Mound, TX	1	ASC	10,062	6.0	$306	$30.41	Lonestar Endoscopy Center, LLC
Carrus Specialty Hospital	Sherman, TX	1	IRF/LTACH	69,352	16.7	$2,752	$39.68	SDB Partners, LLC

3Q-2020 Earnings Supplemental

15

Real Estate Portfolio

(as of September 30, 2020, see page 18 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent (1) ($ in 000's)	Annualized Rent Per Square Foot (1)	Tenant/Guarantor (2)
Cardiologists of Lubbock	Lubbock, TX	1	MOB	27,280	8.9	$637	$23.35	Lubbock Heart Hospital/Surgery Partners, Inc.
Conrad Pearson Clinic	Germantown, TN	1	MOB/ASC	33,777	3.7	$1,548	$45.84	Urology Center of the South/Physician guarantees
Central Texas Rehabilitation Clinic	Austin, TX	1	IRF	59,258	6.6	$3,152	$53.19	CTRH, LLC / Kindred Health
GI Alliance	Fort Worth, TX	1	MOB	18,084	7.7	$464	$25.69	Texas Digestive Disease Consultants
Albertville Medical Building	Albertville, MN	1	MOB	21,486	8.2	$498	$23.18	Stellis Health
Heartland Clinic	Moline, IL	1	MOB/ASC	34,020	12.7	$948	$27.86	Heartland Clinic
Kansas City Cardiology	Lee's Summit, MO	1	MOB	12,180	4.2	$286	$23.48	Kansas City Cardiology
Amarillo Bone & Joint Clinic	Amarillo, TX	1	MOB	23,298	9.2	$618	$26.53	Amarillo Bone & Joint Clinic
Respiratory Specialists	Wyomissing, PA	1	MOB	17,598	7.2	$421	$23.93	Berks Respiratory
Zion Eye Institute	St. George, UT	1	MOB/ASC	16,000	9.2	$416	$26.01	Zion Eye Institute
Fresenius Kidney Care	Moline, IL	2	MOB	27,173	10.6	$548	$20.17	Quad City Nephrology/Fresenius Medical Care Holdings
Northern Ohio Medical Specialists	Fremont, OH	1	MOB	25,893	9.4	$639	$24.69	Northern Ohio Medical Specialists
Gainesville Eye	Gainesville, GA	1	MOB/ASC	34,020	9.4	$808	$23.74	SCP Eyecare Services
City Hospital at White Rock	Dallas, TX	1	Acute Hospital	236,314	17.4	$2,349	$9.94	Pipeline East Dallas
Orlando Health	Orlando, FL	5	MOB	59,644	3.5	$1,280	$21.47	Orlando Health
Memorial Health System	Belpre, OH	4	MOB/Img/ER/ASC	155,600	10.4	$5,482	$35.23	Marietta Memorial
Valley ENT	McAllen, TX	1	MOB	30,811	8.9	$457	$14.83	Valley ENT
Rock Surgery Center	Derby, KS	1	ASC	16,704	6.7	$260	$15.55	Rock Surgery Center/Rock Medical Assets
Foot and Ankle Specialists	Bountiful, UT	1	MOB	22,335	13.1	$387	$17.34	Foot and Ankle Specialists of Utah / physician guaranty
TriHealth	Cincinnati, OH	1	MOB	18,820	4.5	$313	$16.64	TriHealth
Cancer Center of Brevard	Melbourne, FL	1	MOB	19,074	2.7	$648	$33.99	Brevard Radiation Oncology / Vantage Oncology
Heartland Women's Healthcare	Southern IL	6	MOB	64,966	9.00	$1,191	$18.33	Heartland Women's Healthcare / USA OBGYN Management
Prospect Medical	Vernon, CT	2	MOB/Dialysis/Office	58,550	10.95	$791	$13.52	Prospect ECHN / Prospect Medical Holdings, Inc.
Citrus Valley Medical Associates	Corona, CA	1	MOB	41,803	10.2	$1,228	$29.38	Citrus Valley Medical Associates
AMG Specialty Hospital	Zachary, LA	1	LTACH	12,424	15.7	$415	$33.41	AMG Specialty Hospital
East Valley Gastroenterology & Hepatology Associates	Chandler, AZ	3	MOB/ASC	39,305	9.3	$1,254	$31.89	East Valley Gastroenterology & Hepatology Associates/USPI

3Q-2020 Earnings Supplemental 16

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of September 30, 2020, see page 18 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [1]	Tenant/Guarantor [2]
Encompass Health Rehabilitation Hospital of Desert Canyon	Las Vegas, NV	1	IRF	53,260	4.7	$1,622	$30.45	Encompass Health
Cobalt Rehabilitation Hospital of Surprise	Surprise, AZ	1	IRF	54,575	14.2	$2,031	$37.21	Cobalt Rehabilitation
Saint Joseph Rehabilitation Institute	Mishawaka, IN	1	IRF	45,920	4.2	$1,493	$32.52	Trinity
Mercy Rehabilitation Hospital Oklahoma City	Oklahoma City, OK	1	IRF	53,449	7.0	$1,919	$35.90	Kindred/ Mercy
California Cancer Associates for Research and Excellence (cCare)	San Marcos, CA	1	MOB	20,230	6.8	$885	$43.77	California Cancer Associates for Research and Excellence (cCare)
East Lansing Medical Office Portfolio	Lansing, MI	3	MOB/ASC	42,817	7.6	$848	$19.80	Genesis Surgery Center
Bannockburn Medical Office	Bannockburn, IL	1	MOB	44,063	5.5	$532	$12.08	Illinois Bone and Joint Institute
Advocate Dryer Clinic	Aurora, IL	1	Office	50,000	4.6	$1,050	$20.99	Advocate Dryer Clinic
Mission Health Medical Office	Livonia, MI	1	MOB	62,311	2.1	$768	$12.32	Trinity Health/ Ascension
Covenant Surgical Partners - Arizona Centers for Digestive Health	Gilbert, AZ	1	MOB/ASC	14,052	8.9	$400	$28.44	Covenant Surgical Partners
MedExpress - Urgent Care MSO	Morgantown, WV	1	Office	25,000	8.7	$600	$24.00	MedExpress - Urgent Care MSO
Steward - Medical Center of Southeast Texas	Beaumont, TX	1	Surgical Hospital	84,674	5.0	$2,614	$30.87	Steward - Medical Center of Southeast Texas
HCA - St. David's Healthcare Partnership	Bastrop, TX	1	FSED	28,500	3.7	$935	$32.81	HCA - St. David's Healthcare Partnership
EyeSouth Partners - Eye Center South	Panama City, FL	3	MOB/ASC	34,624	14.0	$907	$26.20	EyeSouth Partners - Eye Center South
Southeast Orthopedic Specialists	Jacksonville, FL	2	MOB	20,869	14.2	$616	$29.50	Southeast Orthopedic Specialists
Indiana Eye Clinic	Greenwood, IN	1	MOB/ASC	16,553	12.7	$409	$24.72	Indiana Eye Clinic
Wake Forest Health - High Point	High Point, NC	1	MOB	97,811	2.7	$1,869	$19.10	Wake Forest Baptist Health
Medical Associates	Clinton, IA	1	MOB/ASC	115,142	3.7	$1,282	$11.13	Trinity Health
Ascension St. Mary's Hospital	West Allis, WI	1	MOB	33,670	4.0	$664	$19.73	Ascension
Grand Rapids Ophthalmology	Grand Rapids, MI	4	MOB/ASC	95,108	7.0	$2,100	$22.08	Blue Sky Vision
Dumfries Health Center	Dumfries, VA	1	MOB	99,718	3.9	$1,743	$17.48	Team Health Holdings
MercyOne Hospital	Centerville, IA	1	MOB	15,748	10.3	$351	$22.29	CommonSpirit Health
Spectrum Healthcare Resources	Fairfax, VA	1	MOB	73,653	3.9	$1,265	$17.17	Team Health Holdings
Franklin Square Center	Rosedale, MD	2	MOB	96,596	6.6	1,549	$16.03	MedStar Family Choice, Inc.
Biomat USA Plasma Center	Lancaster, TX	1	MOB	10,800	8.4	$439	$40.63	Grifols
Wake Forest Health - Winston-Salem	Winston-Salem, NC	1	MOB	45,525	4.2	$592	$13.00	Wake Forest Baptist Health
Total Portfolio/Average		**122**		**3,465,312**	**7.8**	**$81,880**	**$23.63**	

3Q-2020 Earnings Supplemental

17

Disclosures Rent Coverage Ratio (see pages 11 and 13 ) For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded credit - rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed . These ratios are based on latest available information only . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain other tenants (approximately 3 % of our portfolio) are excluded from the calculation due to lack of available financial information . Additionally, our Rent Coverage Ratio adds back physician distributions and compensation . Management believes all adjustments are reasonable and necessary . Real Estate Portfolio (see pages 15 , 16 and 17 ) Data as of September 30, 2020. (1) Monthly base rent at September 30, 2020 multiplied by 12 (or actual NOI where more reflective of property performance). In a ddition, Marina Towers is presented on a cash - collected basis. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contr act ual rental rate increases . (2) Certain lease guarantees are for less than 100% of the contractual rental payments. Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC . You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13 (a) or 15 (d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www . globalmedicalreit . com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC . The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental . You also can review these SEC filings and other information by accessing the SEC’s website at http : //www . sec . gov . Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly - available third - party sources . The Company has not independently verified this information and there can be no assurance that such information is accurate or complete . 18 (as of September 30, 2020) 3Q - 2020| Earnings Supplemental

Evelyn Infurna Evelyn.Infurna@icrinc.com 203.682.8265 www.globalmedicalreit.com NYSE: GMRE INVESTOR RELATIONS